Exhibit 99.1

ANALOGIC CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

This Code of Business Conduct and Ethics (the “Code”) sets forth legal and ethical standards of conduct for directors, officers and employees of Analogic Corporation (the “Company”). This Code is intended to promote ethical conduct in all Company affairs in accordance with our high standards of integrity, and to deter wrongdoing in compliance with all applicable laws and regulations. This Code applies to the Company and all of its subsidiaries and other business entities controlled by it worldwide.

If you have any questions regarding this Code or its application in any situation, you should contact your supervisor or the Vice President, Human Resources.

Honest and Ethical Conduct and Fair Dealing

Employees, officers and directors should endeavor to deal honestly, ethically and fairly with the Company’s suppliers, customers, competitors and fellow employees. Statements regarding the Company’s products and services must be true, and not be misleading, deceptive or fraudulent. There cannot be unfair advantage taken of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

Compliance with Laws, Rules and Regulations

The Company requires that all employees, officers and directors comply fully with all laws, rules and regulations applicable to the Company wherever it does business. Specifically, the Company intends to fully comply with all provisions of the Sarbanes-Oxley Act of 2002, including its “whistleblower” provisions. Each of us is expected to use good judgment and common sense in our desire to comply with all applicable laws, rules and regulations, and to ask for advice when uncertain about them.

If any of us becomes aware of a violation of any law, rule or regulation by the Company, whether by its officers, employees, directors, or any third party doing business on behalf of the Company, it is our responsibility to report the matter to our supervisor or the Vice President, Human Resources, either by phone toll free at 978-326-4460 or fax 978-977-6810. While it is the Company’s desire to address such matters internally, nothing in this Code should discourage anyone from reporting any illegal activity, including any suspected violation of the securities laws, antitrust laws, customs and import/export laws, environmental laws or any other federal, state or foreign law, rule or regulation, to the appropriate regulatory authority. In addition, employees may choose to address any belief of a violation directly to an external and independent third party administrator, on a self–identifying or anonymous basis, by calling the Ethics and Compliance Hotline toll free at 877-888-0002 in the U.S. and Canada and toll-free numbers overseas. This service will convey significant concerns to the appropriate authority.

Employees, officers and directors shall not discharge, demote, suspend, threaten, harass or in any other manner discriminate or retaliate against a fellow employee because he or she in good faith reports a suspected violation. This Code does not prohibit anyone from testifying, participating or otherwise assisting in any state or federal administrative, judicial or legislative proceeding or investigation.

Conflicts of Interest

Employees, officers and directors always should act in the best interests of the Company and refrain from any activity or personal interest that constitutes a “conflict of interest.” A conflict of interest occurs when a personal interest interferes with the best interests of the Company. A conflict of interest can arise whenever an officer, director or employee takes an action, or has an interest, that interferes with his/her performance of Company duties and responsibilities in a manner that is honest, objective and effective.

For example:

•	Employees, officers and/or directors shall not hold any financial interest in a direct competitor company unless such financial interest is less than one percent (1%) of the outstanding shares of that competitor.

•	Employees, officers and/or directors shall not perform employment for, or provide consulting services to, any direct competitor.

•	Employees, officers and/or directors shall not use their position within the Company to influence any dealings between the Company and a supplier or customer organization in which he/she has a personal or financial interest.

It is our responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the General Counsel or, if you are an executive officer or director, to the Board of Directors, who shall be responsible for determining whether such transaction or relationship constitutes a conflict of interest.

Insider Trading

Employees, officers and directors who have material non-public information about the Company or other companies, including our suppliers and customers, as a result of their relationship with the Company are prohibited by law and Company policy from trading in securities of the Company or such other companies, and further prohibited from communicating such information to others who might trade on the basis of that information. To help ensure that we do not engage in prohibited insider trading and avoid the appearance of an improper transaction, the Company has adopted a policy entitled “Compliance with United States Securities Laws and Trading in Company Securities” which can be found in the Policies & Procedures section of the Company’s intranet.

If anyone is uncertain about these constraints on the purchase or sale of Company securities or the securities of any other company, he/she should consult with the General Counsel before making such purchase or sale.

Confidentiality

Employees, officers and directors will maintain the security of confidential information entrusted to them by the Company or other companies, including our suppliers and customers, except when disclosure is authorized by a supervisor or legally mandated. Unauthorized disclosure of confidential information is prohibited. Additionally, employees should take appropriate precautions to ensure that confidential or sensitive business information, whether proprietary to the Company or another company, is not generally communicated within the Company.

Outside parties may request information concerning the Company. Employees, officers and directors (other than Company authorized spokespersons) must not discuss internal Company matters with, or disseminate internal Company information to, anyone outside the Company, except as may be required in the performance of Company duties. This applies particularly to inquiries concerning the Company from the media, market professionals (such as securities analysts, institutional investors, investment advisers, brokers and dealers) and security holders. All responses to inquiries on behalf of the Company must be made only by Company authorized spokespersons. For any inquiries of this nature, decline comment and refer the inquirer to the Director, Corporate Communications. The Company’s policies with respect to public disclosure of internal matters are described more fully in the Company’s Disclosure Policy which can be found in the Policies & Procedures section of the Company’s intranet.

Employees will honor all lawful obligations to former employers. These obligations may include restrictions on the use and disclosure of confidential information, restrictions on the recruiting of former colleagues to work at the Company, and non-competition agreements.

Protection and Proper Use of Corporate Assets

Employees, officers and directors should seek to protect all Company assets. Theft, carelessness and waste have a direct impact on financial performance. Employees, officers and directors are expected to use Company assets and services solely for legitimate business purposes and not for any personal benefit or the personal benefit of others.

Employees, officers and directors should advance the Company’s legitimate business interests whenever the opportunity arises. Personal opportunities which arise through one’s position within the Company should not be exploited for personal gain.

Gifts and Gratuities

The use of Company funds or assets for gifts, gratuities or other favors to employees or government officials is prohibited, except to the extent such gifts are in compliance with applicable law, nominal in amount, and not given in consideration or expectation of any action by the recipient.

Employees, officers and directors should not accept, or permit any member of his/her immediate family to accept, any gifts, gratuities or other favors from any customer, supplier or other person doing, or seeking to do, business with the Company, other than items of nominal value. Gifts not of nominal value should be returned immediately and reported to one’s supervisor. If immediate return is not practical, they should be given to the Company for charitable disposition or such other disposition as the Company believes appropriate in its sole discretion.

Common sense and moderation should prevail in business entertainment on behalf of the Company. Employees, officers and directors can provide, or accept, business entertainment to or from anyone doing business with the Company only when that entertainment is infrequent, modest and intended to serve legitimate business goals.

Bribes and kickbacks are criminal acts prohibited by law. We will not offer, give, solicit or receive any form of bribe or kickback anywhere in the world.

Accuracy of Books and Records and Public Reports

Employees, officers and directors will honestly and accurately report all business transactions. Accurate information is essential in maintaining the Company’s ability to meet legal and regulatory obligations.

All Company books, records and accounts are maintained in accordance with all applicable regulations and standards and accurately reflect the true nature of transactions recorded. The financial statements of the Company conform to generally accepted accounting principles in the U.S. and the Company’s accounting policies. No undisclosed or unrecorded account or fund can be established for any purpose. No false or misleading entries shall be made in the Company’s books or records for any reason, and no disbursement of corporate funds or other corporate property can be made without adequate supporting documentation. Destruction, alteration or falsification of related documents is never acceptable.

It is a policy of the Company to provide full, fair, accurate, timely and understandable disclosure in all reports and documents submitted to the U.S. Securities and Exchange Commission, as well as in other public disclosures.

Dealings with Independent Auditors

No employee, officer or director shall, directly or indirectly, make or cause to be made a materially false or misleading statement to an accountant in connection with (or omit to state, or cause another person to omit to state, any material fact necessary in order to make statements made, in light of the circumstances under which such statements were made, not misleading to an accountant in connection with) any audit, review or examination of the Company’s financial statements or the preparation or filing of any document or report with the U.S. Securities and Exchange Commission. No employee, officer or director shall, directly or indirectly, take any action to coerce, manipulate, mislead or fraudulently influence any independent public or certified public accountant engaged in the performance of an audit or review of the Company’s financial statements.

Concerns Regarding Accounting or Auditing Matters

Any employee who believes that a questionable accounting or auditing matter may be occurring within the Company should address that belief directly to the Ethics and Compliance Hotline at 877-888-0002 in the U.S. and Canada.

All such concerns and questions will be recorded and forwarded to the Company’s General Counsel, the Company’s Chief Financial Officer and, unless they are determined by the General Counsel or the Chief Financial Officer to be without merit, the Audit Committee of the Board of Directors. A complete record of all concerns will be provided to the Audit Committee on a timely and regular basis. Any such concerns may also be communicated, confidentially and/or anonymously, directly to the Chairman of the Audit Committee of the Board of Directors.

The Audit Committee will evaluate the merits of all concerns received and will authorize follow-up actions, as it deems necessary or appropriate, to address those concerns.

Waivers of this Code of Business Conduct and Ethics

While some requirements contained in this Code require strict conformity, there are other requirements for which exceptions may be appropriate in certain situations. Any employee or officer who believes that a waiver of any of these requirements is appropriate in a particular situation should first contact his/her immediate supervisor. If the supervisor agrees that a waiver seems appropriate, the approval of the Vice President, Human Resources must be obtained. The Vice President, Human Resources shall be responsible for maintaining a complete record of all requests by employees or officers for waivers of any of the requirements of this Code and the disposition of such requests.

Any executive officer or director who seeks a waiver of any of the requirements of this Code should contact the Chairman of the Audit Committee of the Board of Directors. Any waiver of the requirements of this Code for executive officers or directors, or any change to this Code that applies to executive officers or directors, may be approved only by the Board of Directors and will be disclosed as required by law.

Reporting and Compliance Procedures

Every employee, officer and director has a responsibility to ask questions, seek guidance, report suspected violations and express concerns regarding compliance with this Code. Any employee, officer or director who knows or believes that any other employee or representative of the Company has engaged, or is engaging, in Company-related conduct that violates applicable law or this Code should report such beliefs to his/her supervisor or to the Vice President, Human Resources as described below. The Company will not discipline, discriminate against or retaliate against any fellow employee who reports a concern in good faith, whether or not such information is ultimately proven to be correct, or who cooperates in any investigation or inquiry regarding such conduct. Any supervisor who receives a report of a violation of this Code should inform the Vice President, Human Resources.

Suspected violations of this Code can be reported on a confidential and/or anonymous basis (a) to the Company’s Vice President, Human Resources by mail, fax or e-mail at:

Centennial Drive	Phone: 978-326-4410

Peabody, Massachusetts 01960	Fax: 978-977-6810

e-mail:jkirby@analogic.com

or (b) directly to an external and independent third-party administrator, on a self-identifying or anonymous basis, by calling the Ethics and Compliance Hotline toll free at 877-888-0002 in the U.S. and Canada. This service, administered by an independent provider, will convey your concerns to an appropriate authority.

If the Vice President, Human Resources receives information regarding a suspected violation of this Code, action will be taken to (a) evaluate such information, (b) determine if the alleged violation involves an executive officer or a director and, if so, inform the Chief Executive Officer and/or Board of Directors of the alleged violation, (c) further determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation, and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, to the General Counsel and Chief Financial Officer for action, or if the alleged violation involves an executive officer or a director, report the results of any such inquiry or investigation to the Board of Directors or a committee thereof. Employees, officers and directors are expected to cooperate fully with any inquiry or investigation by the Company regarding an alleged violation of this Code. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to and including termination of employment.

The Company shall determine whether violations of this Code have occurred and, if so, further determine any disciplinary measures to be taken against any employee who has violated this Code. If an alleged violation involves an executive officer or a director, the Chief Executive Officer and Board of Directors, respectively, shall determine whether a violation has occurred and, if so, shall determine the appropriate disciplinary measures to be taken against such executive officer or director.

Failure to comply with standards outlined in this Code may result in disciplinary action, including discharge and restitution. Moreover, any supervisor who directs or approves of any conduct in violation of this Code, or who has knowledge of such conduct and does not immediately report it, also will be subject to disciplinary action, up to and including termination of employment. Certain violations of this Code may require the Company to refer the matter to appropriate governmental or regulatory authorities for investigation and/or prosecution.

Dissemination and Amendment

This Code shall be given to each new employee, officer and director of the Company upon commencement of employment or other relationship with the Company, and shall be distributed annually to each employee, officer and director of the Company, and each employee, officer and director shall certify that he/she has received, read and understood this Code and will comply with its terms.

The Company reserves the right to amend, alter or terminate this Code at any time.

This Code does not constitute a contract of employment between the Company and any individual employee, officer or director. All employment relationships are established and performed on an at-will basis.

Adopted: June 11, 2003
Amended: June 5, 2006

ANALOGIC CORPORATION

Employee, Officer or Director Certification

I,                                                              do hereby certify that:

(Print Name Above)

1.	I have received and carefully read the Code of Business Conduct and Ethics (the “Code”) of Analogic Corporation.

2.	I understand the Code and have had sufficient opportunity to discuss any questions about it with the Human Resources Department.

3.	I will comply with the terms of the Code.

Date:

(Signature)

Location/Business Unit:

EACH EMPLOYEE, OFFICER AND DIRECTOR IS REQUIRED TO SIGN, DATE AND RETURN THIS CERTIFICATION TO THE HUMAN RESOURCES DEPARTMENT. WILLFUL FAILURE TO COMPLY MAY LEAD TO TERMINATION OF EMPLOYMENT.